    As filed with the Securities and Exchange Commission on October 3, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              OUTDOOR SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                          86-0736400
(State of Incorporation or Organization)                       (I.R.S. Employer
                                                             Identification No.)

      2502 N. Black Canyon Highway
            Phoenix, Arizona                                         85009
(Address of Principal Executive Offices)                          (Zip Code)


                         OUTDOOR SYSTEMS PAINTING, INC.


                 Arizona                                          86-0638522
(State of Incorporation or Organization)                       (I.R.S. Employer
                                                             Identification No.)

      2502 N. Black Canyon Highway
            Phoenix, Arizona                                         85009
(Address of Principal Executive Offices)                          (Zip Code)

                     OS ADVERTISING OF TEXAS PAINTING, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                  Texas                                           86-0638816
(State of Incorporation or Organization)                       (I.R.S. Employer
                                                             Identification No.)

      2502 N. Black Canyon Highway
            Phoenix, Arizona                                         85009
(Address of Principal Executive Offices)                          (Zip Code)


                               OS BASELINE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                 Arizona                                          86-0795338
(State of Incorporation or Organization)                       (I.R.S. Employer
                                                             Identification No.)

      2502 N. Black Canyon Highway
            Phoenix, Arizona                                         85009
(Address of Principal Executive Offices)                          (Zip Code)


                       DECADE COMMUNICATIONS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Colorado                                          84-1291420
(State of Incorporation or Organization)                       (I.R.S. Employer
                                                             Identification No.)

      2502 N. Black Canyon Highway
            Phoenix, Arizona                                         85009
(Address of Principal Executive Offices)                          (Zip Code)

                   BENCH ADVERTISING COMPANY OF COLORADO, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Colorado                                      84-0862025
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
             Phoenix, Arizona                                   85009
(Address of Principal Executive Offices)                      (Zip Code)


                     NEW YORK SUBWAYS ADVERTISING CO., INC.
             (Exact Name of Registrant as Specified in Its Charter)


                 Arizona                                      86-0443845
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
             Phoenix, Arizona                                    85009
(Address of Principal Executive Offices)                      (Zip Code)


                                  OS BUS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                 Georgia                                      86-0878376
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
             Phoenix, Arizona                                    85009
(Address of Principal Executive Offices)                      (Zip Code)

                        OUTDOOR SYSTEMS (NEW YORK), INC.
             (Exact Name of Registrant as Specified in Its Charter)


                New York                                      11-1821182
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
            Phoenix, Arizona                                    85009
(Address of Principal Executive Offices)                      (Zip Code)


                          NATIONAL ADVERTISING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                       36-2360530
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
             Phoenix, Arizona                                    85009
(Address of Principal Executive Offices)                      (Zip Code)


                              ATLANTA BUS SHELTERS
             (Exact Name of Registrant as Specified in Its Charter)


                 Georgia                                       58-1971773
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
             Phoenix, Arizona                                    85009
(Address of Principal Executive Offices)                      (Zip Code)

                            PACIFIC CONNECTION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                       86-0881130
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

      2502 N. Black Canyon Highway
             Phoenix, Arizona                                    85009
(Address of Principal Executive Offices)                      (Zip Code)




If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box /X/

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

           Title of Each Class                    Name of Each Exchange on Which
           to be so Registered                    Each Class is to be Registered
9-3/8% Senior Subordinated Notes due 2006             New York Stock Exchange

Guarantees of 9-3/8% Senior Subordinated              New York Stock Exchange
 Notes due 2006


8-7/8% Senior Subordinated Notes due 2007             New York Stock Exchange

Guarantees of 8-7/8% Senior Subordinated
 Notes due 2007                                       New York Stock Exchange


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

      The Registrant incorporates by reference herein the description of the 9-3/8% Senior Subordinated Notes due 2006 and the related Guarantees set forth in the section captioned "Description of the Notes" in the Prospectus dated October 9, 1996 which was electronically transmitted for filing with the Securities and Exchange Commission (the "Commission") as part of Amendment No. 2 to the Registrant's Registration Statement on Form S-3 (No. 333-9713) filed with the Commission on October 9, 1996.

      The Registrant also incorporates by reference herein the description of the 8-7/8% Senior Subordinated Notes due 2007 and the related Guarantees set forth in the section captioned "Description of the Notes" in the Prospectus dated July 24, 1997 which was electronically transmitted for filing with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), on July 29, 1997 and which forms a part of the Registrant's Registration Statement on Form S-4 (No. 333-30957).

ITEM 2.  EXHIBITS

      I. The following exhibits are filed with the Commission and the New York Stock Exchange, Inc.:

      2.1 Form of the Registrant's 9-3/8% Senior Subordinated Notes due 2006. (Included in the 1996 Indenture (as hereinafter defined) filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated October 9, 1996 and incorporated herein by reference.)

      2.2 Indenture, dated as of October 15, 1996, by and among the Registrant, its United States subsidiaries and the Bank of New York, as trustee, relating to the 9-3/8% Senior Subordinated Notes due 2006 (the "1996 Indenture"). (Filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated October 9, 1996 and incorporated herein by reference.)

      2.3 First Supplemental Indenture to the 1996 Indenture, dated as of June 23, 1997, by and among the Registrant, the Guarantors named therein, the Additional Guarantors named therein and the Bank of New York, as trustee, relating to the 9-3/8% Senior Subordinated Notes due 2006.

      2.4 Second Supplemental Indenture to the 1996 Indenture, dated as of September 30, 1997, by and among the Registrant, the Guarantors named therein, the Additional Guarantors named therein and the Bank of New York, as trustee, relating to the 9-3/8% Senior Subordinated Notes due 2006.

      2.5   Form of the Registrant's 8-7/8% Senior Subordinated Notes due 2007.

      2.6 Indenture, dated as of June 23, 1997, by and among the Registrant, its United States subsidiaries and the Bank of New York, as trustee, relating to the 8-7/8% Senior Subordinated Notes due 2007 (the "1997 Indenture"). (Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-4 filed with the Commission on July 9, 1997 and incorporated herein by reference.)

      2.7 First Supplemental Indenture to the 1997 Indenture, dated as of September 30, 1997, by and among the Registrant, the Guarantors named therein, the Additional Guarantors named therein and the Bank of New York, as trustee, relating to the 8-7/8% Senior Subordinated Notes due 2007.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30th day of September, 1997.


                                          OUTDOOR SYSTEMS, INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30th day of September, 1997.


                                          OUTDOOR SYSTEMS PAINTING, INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30th day of September, 1997.


                                          OS ADVERTISING OF TEXAS PAINTING,
                                                INC.

                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30th day of September, 1997.


                                          OS BASELINE, INC.

                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30th day of September, 1997.


                                          DECADE COMMUNICATIONS GROUP,
                                                INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30th day of September, 1997.


                                          BENCH ADVERTISING COMPANY OF
                                                COLORADO, INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30TH day of September, 1997.


                                          NEW YORK SUBWAYS ADVERTISING
                                                CO., INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30TH day of September, 1997.


                                          OS BUS, INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30TH day of September, 1997.


                                          OUTDOOR SYSTEMS (NEW YORK), INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30TH day of September, 1997.


                                          NATIONAL ADVERTISING COMPANY


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30TH day of September, 1997.


                                          ATLANTA BUS SHELTERS, a Georgia
                                                  partnership

                                             By: Outdoor Systems, Inc., its
                                             general partner


                                             By:  /s/  William S. Levine
                                                ----------------------------
                                                Name:  William S. Levine
                                                Title: Chairman of the Board

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 30TH day of September, 1997.


                                          PACIFIC CONNECTION, INC.


                                          By:  /s/  William S. Levine
                                             ----------------------------
                                             Name:  William S. Levine
                                             Title: Chairman of the Board